SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 16, 2001


                            THE PROFIT RECOVERY GROUP
                               INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

            Georgia                                    58-2213805
(State or other jurisdiction of               (IRS Employer Identification
         incorporation)                                   No.)




        2300 Windy Ridge Parkway
            Suite 100 North
            Atlanta, Georgia                               30339-8426
  (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)
                                       N/A

ITEM 9.  Regulation FD Disclosure.

     The Profit Recovery Group International, Inc. ("PRG") is hereby furnishing unaudited pro forma combined financial data, giving effect to the completion of the proposed acquisitions of Howard Schultz & Associates International, Inc. ("HSA-Texas") and certain of its affiliates, and certain other financial data of HSA-Texas as of and for the nine months ended September 30, 2001. Such unaudited financial data should be read in conjunction with PRG's audited financial statements and the notes thereto filed with the Securities and Exchange
Commission ("SEC") on Form 10-K for the year ended December 31, 2000 and quarterly financial statements filed with the SEC on Form 10-Q for the quarter ended September 30, 2001 and the audited financial statements of HSA-Texas contained in PRG's Preliminary Proxy Statement filed with the SEC on November 9, 2001. A copy of such financial data is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

     The unaudited pro forma combined financial data is not necessarily indicative of the results that actually would have occurred if the proposed acquisitions had been completed as of the dates presented, and is not intended to be a projection of future results. The statements contained in this report that are not historical facts are "forward-looking statements" that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Such risks and uncertainties include the possibilities that (i) PRG may not be able to successfully complete the proposed acquisition of HSA-Texas or successfully integrate such firm and achieve the substantial planned post-acquisition synergy cost savings even if the acquisition is completed, (ii) PRG may not achieve anticipated expense savings, and (iii) PRG may not be able to obtain lender or shareholder approval for the proposed acquisitions. If the acquisition of HSA-Texas is not completed, PRG will incur a substantial charge to operations for cumulative out-of-pocket business combination costs incurred and may be required to pay HSA-Texas transaction expenses and/or a breakup fee. For further information on other risk factors, please refer to "Special Considerations" contained in PRG's Preliminary Proxy Statement on Schedule 14A filed with the SEC on November 9, 2001.

     In addition, as of the date hereof, PRG reiterates the outlook provided in its third quarter earnings press release issued October 31, 2001.


ITEM 7.  Financial Statements And Exhibits.

     (a) Exhibits.

Exhibit
Number    Description
-------   -----------
99 Certain unaudited pro forma combined financial data of PRG and financial data of HSA-Texas as of and for the nine months ended September 30, 2001.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PROFIT RECOVERY GROUP
                                     INTERNATIONAL, INC.



Date:  November 16, 2001             By: /s/  Clinton McKellar, Jr..
                                        ---------------------------------------
                                         Clinton McKellar, Jr., Senior Vice
                                         President, General Counsel and
                                         Secretary



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